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                                                                      EXHIBIT 99



                                                 (WILLIAMS ENERGY PARTNERS LOGO)

NEWS RELEASE

NYSE: WEG

================================================================================


DATE:        April 28, 2003

CONTACT:     Susie Hereden                      Paula Farrell
             Media Relations                    Investor Relations
             (918) 573-2278                     (918) 573-9233
             susie.hereden@williams.com         paula.farrell@williams.com


            WILLIAMS ENERGY PARTNERS REPORTS 32 PERCENT PROFIT GROWTH

         TULSA, Okla. - Williams Energy Partners L.P. (NYSE:WEG) today announced first-quarter 2003 operating profit of $38.1 million compared with $28.8 million in 2002, representing a 32 percent increase. Net income for the same period increased 38 percent from $21.1 million in 2002 to $29.1 million in 2003.

         Improved results from the partnership's Williams Pipe Line system and independent petroleum products terminals contributed to the growth in operating profit. Williams Pipe Line generated additional revenues due to higher transportation rates resulting from longer haul shipments, higher ancillary service revenues and increased volumes. The independent terminals benefited from a contract settlement associated with the early termination of an affiliate's storage agreement.

         Partially offsetting these increases were reduced transportation volumes on the partnership's ammonia pipeline system resulting from high prices for natural gas, the primary component in the production of ammonia.

         The partnership's general and administrative expenses decreased from first-quarter 2002 primarily due to the establishment of a cap on these expenses negotiated when the partnership acquired Williams Pipe Line.

         Although the Williams Pipe Line system was acquired April 11, 2002, the acquisition is treated similar to a pooling of interest under accounting rules requiring that historical financial statements be restated to include the results from Williams Pipe Line.

         The increase in net income was primarily attributable to the higher operating profit. Increased income resulting from the elimination of income taxes due to the partnership structure was offset by increased interest expense associated with the Williams Pipe Line acquisition.

         Diluted earnings per unit increased to 99 cents for first-quarter 2003 compared with 72 cents for the same period in 2002. Based on accounting rules, per unit numbers are not restated to include Williams Pipe Line results prior to the partnership's ownership.

         The average number of limited partner units outstanding on a diluted basis was 27.3 million units for first-quarter 2003 compared with 11.4 million units for first-quarter 2002.

                                      MORE



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PAGE 2/2 WILLIAMS ENERGY PARTNERS REPORTS 32 PERCENT PROFIT GROWTH

         "Our refined products businesses continue to provide outstanding results and the market conditions affecting our ammonia business are improving," said Don Wellendorf, chief executive officer. "We remain focused on the key components of our strategy, which are excellent customer service, safe operations and growth in cash flow through organic opportunities and accretive acquisitions."

         The partnership announced on April 21 that Williams (NYSE:WMB) has agreed to sell its 54.6 percent interest in Williams Energy Partners to a new entity formed jointly by private equity firms Madison Dearborn Partners, LLC and Carlyle/Riverstone Global Energy and Power Fund II, L.P. Before consideration of the one-time transition expenses associated with the partnership's separation from Williams, management expects earnings per unit for the second quarter to be between 80 and 85 cents. Expectations for second quarter are lower than the same period in 2002 primarily due to a higher weighted average number of units outstanding during 2003 resulting from the second-quarter 2002 equity issuances associated with the financing of the Williams Pipe Line system. After consideration of the one-time transition costs, which will not impact distributable cash generated per unit, management expects earnings per unit between 50 and 55 cents for the second quarter.

         Management remains comfortable with the annual guidance previously provided for earnings per unit between $3.25 and $3.35 for the full-year 2003. Current analyst expectations for 2003 average $3.30.

         "Our businesses have continued their outstanding record of exceeding earnings expectations," said John Chandler, chief financial officer. "Because of our strong first-quarter results as well as our expectations for the remainder of the year, our earnings guidance for the year remains unchanged, even after consideration of the one-time expense items associated with the partnership's separation from Williams."

         An investor call with management regarding first-quarter 2003 earnings is scheduled today at 1:30 p.m. Eastern. To participate, dial (800) 289-0468 and provide code 656940. International callers should dial (913) 981-5517 and provide the same code. A webcast also will be available at www.williamsenergypartners.com/calendar.jsp.

         Audio replays of the conference call will be available from 4:30 p.m. Eastern today through midnight on May 2. To access the replay, dial (888) 203-1112. International callers should dial (719) 457-0820. The access replay code is 656940. The webcast also will be available for replay at www.williamsenergypartners.com.


ABOUT WILLIAMS ENERGY PARTNERS L.P.

Williams Energy Partners L.P. is a publicly traded partnership formed to own, operate and acquire a diversified portfolio of energy assets. The partnership primarily transports, stores and distributes refined petroleum products and ammonia.

                                       ###

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price for crude oil, changes in demand for refined petroleum products, adverse developments affecting our ammonia pipeline customers, changes in federal government policies affecting farm subsidies, changes to cost estimates relating to specific acquisitions, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements). These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.

                          WILLIAMS ENERGY PARTNERS L.P.
                        CONSOLIDATED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER UNIT AMOUNTS)
                                   (UNAUDITED)

                                                                                         THREE MONTHS ENDED
                                                                                             MARCH 31,
                                                                                   ------------------------------
                                                                                       2002              2003
                                                                                   -------------    -------------
Transportation and terminals revenues:
   Third party .................................................................   $      72,753    $      79,463
   Affiliate ...................................................................           7,569            8,251
Product sales revenues:
   Third party .................................................................           6,625           31,948
   Affiliate ...................................................................          15,491               53
Affiliate management fee revenues ..............................................             210               --
                                                                                   -------------    -------------
     Total revenues ............................................................         102,648          119,715

Costs and expenses:
   Operating ...................................................................          32,196           33,751
   Environmental ...............................................................             870            1,797
   Environmental reimbursed by Williams ........................................              --           (1,186)
   Product purchases ...........................................................          18,409           27,426
   Depreciation and amortization ...............................................           8,964            9,379
   Affiliate general and administrative ........................................          13,457           10,438
                                                                                   -------------    -------------
        Total costs and expenses ...............................................          73,896           81,605
                                                                                   -------------    -------------
Operating profit ...............................................................          28,752           38,110
Interest expense:
   Affiliate interest expense ..................................................             407               --
   Other interest expense ......................................................             906            9,031
Interest income ................................................................            (550)            (526)
Debt placement fee amortization ................................................              33              547
Other (income)/expense .........................................................            (986)              --
                                                                                   -------------    -------------
Income before income taxes .....................................................          28,942           29,058
Provision (benefit) for income taxes ...........................................           7,816               --
                                                                                   -------------    -------------
Net income (loss) ..............................................................   $      21,126    $      29,058
                                                                                   =============    =============

Allocation of net income:
   Limited partners' interest in income applicable to the period after
      February 9, 2001 .........................................................   $       8,265    $      27,008

   General partner's interest in net income ....................................             242            2,050
                                                                                   -------------    -------------
      Portion applicable to partners' interests ................................           8,507           29,058
   Portion applicable to non-partnership interests .............................          12,619               --
                                                                                   -------------    -------------
     Net income ................................................................   $      21,126    $      29,058
                                                                                   =============    =============

Basic net income per limited partner unit ......................................   $        0.73    $        0.99
                                                                                   =============    =============

Weighted average number of limited partner units outstanding used for basic
   net income per unit calculation .............................................          11,359           27,190
                                                                                   =============    =============

Diluted net income per limited partner unit ....................................   $        0.72    $        0.99
                                                                                   =============    =============

Weighted average number of limited partner units outstanding used for diluted
   net income per unit calculation .............................................          11,407           27,318
                                                                                   =============    =============




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                          WILLIAMS ENERGY PARTNERS L.P.
                              OPERATING STATISTICS


                                                                   THREE MONTHS ENDED
                                                                       MARCH 31,
                                                              ---------------------------
                                                                 2002            2003
                                                              ------------   ------------
WILLIAMS PIPE LINE SYSTEM:
     Transportation  revenue per barrel                               88.4           98.0
        shipped (cents per barrel)

     Transportation barrels shipped                                   52.1           52.7
        (million barrels)

     Barrel miles (billions)                                          14.5           15.8

PETROLEUM PRODUCTS TERMINALS:
     Marine terminal average storage                                  16.1           15.8
       capacity utilized per month
       (million barrels)

     Marine terminal throughput                                        5.0            5.3
       (million barrels)

     Inland terminal throughput                                       13.9           12.6
       (million barrels)

AMMONIA PIPELINE SYSTEM:

     Volume shipped (thousand tons)                                    257             47




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                          WILLIAMS ENERGY PARTNERS L.P.
                                OPERATING MARGIN
                            (UNAUDITED, IN THOUSANDS)

                                                                                 THREE MONTHS ENDED
                                                                                     MARCH 31,
                                                                             ---------------------------
                                                                                  2002         2003
                                                                             ------------   ------------
WILLIAMS PIPE LINE SYSTEM:
   Transportation and terminals revenues                                     $     56,608   $     64,727
   Less: Operating expenses                                                        23,639         24,542
             Environmental expenses                                                   870          1,797
             Environmental expenses reimbursed by Williams                             --         (1,099)
                                                                             ------------   ------------
      Transportation and terminals operating margin                                32,099         39,487

   Product sales revenues                                                          21,608         29,141
   Less: Product purchases                                                         18,409         27,426
                                                                             ------------   ------------
      Product operating margin                                                      3,199          1,715
                                                                             ------------   ------------
   Management fee revenue                                                             210             --
                                                                             ------------   ------------
      Operating margin                                                       $     35,508   $     41,202
                                                                             ============   ============

PETROLEUM PRODUCTS TERMINALS:
   Total revenues                                                            $     19,847   $     24,236
   Less: Operating expenses                                                         7,412          8,069
                                                                             ------------   ------------
      Operating margin                                                       $     12,435   $     16,167
                                                                             ============   ============

AMMONIA PIPELINE SYSTEM:
   Total revenues                                                            $      4,375   $      1,611
   Less: Operating expenses                                                         1,145          1,140
             Environmental expenses reimbursed by Williams                             --            (87)
                                                                             ------------   ------------
      Operating margin                                                       $      3,230   $        558
                                                                             ============   ============

Total operating margin                                                       $     51,173   $     57,927

Less: Depreciation and amortization                                                 8,964          9,379
          Affiliate general and administrative                                     13,457         10,438
                                                                             ------------   ------------
Operating profit                                                             $     28,752   $     38,110
                                                                             ============   ============